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                                                                   Exhibit 10.20

                                                                 Grant No.
                                                                           -----

                                  THE GAP, INC.
                        RESTRICTED STOCK AWARD AGREEMENT

          The Gap, Inc. (the "Company") hereby grants to_______________ (the "Employee"), an award of Restricted Stock under The Gap, Inc. 1996 Stock Option and Award Plan (the "Plan"). This award is subject to all of the terms and conditions contained in this Agreement, including the terms and conditions contained in the attached Appendix A. The date of this Agreement is __________. Subject to the provisions of Appendix A and of the Plan, the principal features of this award are as follows:

                          Number of Shares:
                          ----------------      _____

                             Date of Grant:
                             -------------      _____

                   Date(s) Restrictions on
                 Shares Scheduled to Lapse:
                 -------------------------      _____

          As provided in the Plan and in this Agreement, this award may terminate before the restrictions on all or part of the shares lapse. For example, if Employee's employment ends before the date the restrictions lapse, this award will terminate and the shares awarded shall revert to the Company. See paragraph 4 of Appendix A for further information concerning how changes in employment affect termination of this award.

          IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement, in duplicate, to be effective as of the date first above written.

                                      THE GAP, INC.

Dated:_____
                                      __________________________________________
                                      Millard S. Drexler
                                      President and Chief Executive Officer

          My signature below indicates that I understand that this award is subject to all of the terms and conditions of this Agreement (including the attached Appendix A) and of the Plan.

                                             EMPLOYEE

Dated:
       ____________                          ___________________________________
                                             Address:
                                                      __________________________
                                                      __________________________

                                             Social Security #:
                                                                ________________

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                                   APPENDIX A

                 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARD

          1. Grant of Award. The Company hereby grants to Employee for past
             --------------
services and as a separate incentive in connection with his or her employment and not in lieu of any salary or other compensation for his or her services, an award of the number of restricted shares of common stock of the Company, $0.05 par value, set forth on page 1 of this Agreement, which shares of Restricted Stock shall be granted on the date hereof, subject to all the terms and conditions in this Agreement and the Plan.

          2. Shares held in Escrow. Unless and until the restrictions on the
             ---------------------
shares of Restricted Stock shall have lapsed in the manner set forth in paragraph 3 below, such shares shall be issued in the name of Employee and held by the Secretary of the Company as escrow agent (the "Escrow Agent"), and shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated. The Company may instruct the transfer agent for its common stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement and the Plan. The certificate or certificates representing such shares shall be delivered by the Escrow Agent to Employee only after the restrictions on such shares have lapsed and all other terms and conditions in this Agreement have been satisfied.

          3. Lapse of Restrictions. Subject to the provisions of paragraph 3(b),
             ---------------------
the restrictions on the shares of Restricted Stock awarded by this Agreement shall lapse with respect to a number of shares on a date (the "Lapse Date") determined under paragraph 3(a).

               (a) The Lapse Date shall be as set forth on page 1 of this Agreement.

               (b) If compliance with a trading restriction imposed by the Company's policy prohibiting trading on undisclosed material information, as set forth in the Company's Securities Law Compliance Manual (the "Insider Trading Policy") would prohibit Employee from selling any shares of the Company's common stock on a Lapse Date set forth in paragraph 3(a), then the Lapse Date with respect to that number of shares which would otherwise become vested pursuant to paragraph 3(a) shall be the earlier of (i) the first subsequent day on which both (A) the Company's common stock is traded on a national securities exchange within the meaning of Section 6 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") (such as the New York Stock Exchange) or a national market system within the meaning of Section 11A of the Exchange Act and (B) on which Employee may sell shares of the Company's common stock without violating the Insider Trading Policy, or (ii) in the event of the Employee's involuntary termination, the first subsequent day following termination which satisfies both conditions (A) and (B) above, but no later than the date three (3) months following the date of termination..

          4. Termination of Service or Change in Status. The shares of
             ------------------------------------------
Restricted Stock as to which restrictions have not lapsed at the time of Employee's Termination of Service shall thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. Notwithstanding paragraph 3 or any other provision of this Agreement, prior to the date the restrictions on the shares of Restricted Stock awarded by this Agreement are deemed to have lapsed, the Committee, in its sole discretion, may determine that such restrictions shall never lapse as to all or part of the shares specified in paragraph 1 (and as adjusted pursuant to paragraph 10, if appropriate), in which case the award shall terminate as to such shares and such shares shall thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The Committee shall exercise such power only if the Committee, in its sole discretion, determines that (a) Employee's employment with the Company or an Affiliate has been reduced to less than a full-time basis, and/or (b) Employee has transferred to a position which, under the Committee's then existing policy, normally would not qualify Employee to be granted an award of Restricted Stock or to be granted an award of the number of shares of Restricted Stock granted under this Agreement. Employee hereby appoints the Escrow Agent with full power of substitution, as Employee's true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Employee to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested shares to the Company upon such Termination of Service or determination by the Committee.

          5. Continuous Employment Required. Restrictions on shares of
             ------------------------------
Restricted Stock shall not lapse in accordance with any of the provisions of this Agreement unless Employee shall have been continuously employed by the Company or by one of its Affiliates from the date of the award until the date such restrictions are deemed to have lapsed.

          6. Withholding Taxes. Notwithstanding anything in this Agreement to
             -----------------
the contrary, no certificate representing Restricted Stock may be released from the escrow established pursuant to paragraph 2 of this Agreement unless and until Employee shall have delivered to the Company or its designated Affiliate, the full amount of any federal, state or local income and other taxes which the Company or such Affiliate may be required by law to withhold with respect to such shares.

          7. Beneficiary Designation. Any distribution or delivery to be made to
             -----------------------
Employee under this Agreement shall, if the Employee is then deceased, be made to the Employee's designated beneficiary, or if no such beneficiary survives the Employee, the person or persons entitled to such distribution or delivery under the Employee's will or, if the Employee shall fail to make testamentary disposition of such property, the executor of his or her estate. In order to be effective, a beneficiary designation must be made by the Employee in a form and manner acceptable to the Committee. Any transferee must furnish the Company with
(a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

          8. Conditions to Issuance of Shares. The shares of stock deliverable
             --------------------------------
to Employee may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The Company shall not be required to issue any certificate or certificates for shares of stock hereunder prior to fulfillment of all of the following conditions: (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; (b) The completion of any registration or other

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qualification of such shares under any State or Federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; (c) The obtaining of any approval or other clearance from any State or Federal governmental agency, which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and (d) The lapse of such reasonable period of time following the date of grant of the Restricted Stock as the Committee may establish from time to time for reasons of administrative convenience.

          9. Rights as Stockholder. Except as otherwise provided in this
             ---------------------
Agreement, after the date of this Agreement, Employee shall have all rights of a stockholder of the Company with respect to voting such shares and receipt of dividends and distributions on such shares.

          10. Changes in Stock. In the event that as a result of a stock
              ----------------
dividend, stock split, reclassification, recapitalization, combination of shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company's common stock shall be increased, reduced or otherwise changed, and by virtue of any such change Employee shall in his or her capacity as owner of unvested shares of Restricted Stock which have been awarded to him or her (the "Prior Shares") be entitled to new or additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new or additional or different shares or securities shall thereupon be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan. If an Employee receives rights or warrants with respect to any Prior Shares, such rights or warrants may be held or exercised by the Employee, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be unvested Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Prior Shares pursuant to the Plan.

          11. Plan Governs. This Agreement is subject to all the terms and
              ------------
provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Terms used in this Agreement that are not defined in this Agreement shall have the meaning set forth in the Plan.

          12. Committee Authority. The Committee shall have the power to
              -------------------
interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

          13. No Right to Continued Employment. The Employee understands and
              --------------------------------
agrees that this Agreement does not impact in any way the right of the Company, or the Affiliate employing the Employee, as the case may be, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause. The Employee understands and agrees that his or her employment is "at-will" and that either the Company or the Employee may terminate Employee's employment at any time and for any reason. Employee also understands and agrees that his or her "at-will" status can only be changed by an express written contract signed by an authorized officer of the Company and the Employee.

          14. Non-Transferability of Award. Except as otherwise herein provided,
              ----------------------------
the Restricted Stock herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such award, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, such award and the rights and privileges conferred hereby shall immediately become null and void.

          15. Binding Agreement. Subject to the limitation on the
              -----------------
transferability of the Restricted Stock contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of Employee and the Company.

          16. Addresses for Notices. Any notice to be given to the Company under
              ---------------------
the terms of this Agreement shall be addressed to the Company, in care of its Law Department, at The Gap, Inc., One Harrison, San Francisco, California 94105, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Employee shall be addressed to the Employee at the address set forth beneath the Employee's signature hereto, or at such other address as the Employee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

          17. Captions. Captions provided herein are for convenience only and
              --------
are not to serve as a basis for interpretation or construction of this Agreement.

          18. Agreement Severable. In the event that any provision in this
              -------------------
Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

                                      * * *

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